Exhibit 10.32Q
Attachment F — Information regarding MADP and QADP Rights if no 787s are reconfirmed
Attachment B to Letter Agreement 6-1162-AKP-110R3 (Model 777)
MADP Rights Aircraft Delivery Months and Exercise Dates
(if no 787s are reconfirmed)
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1980	SA No. 20	Page 1 of 1

Attachment F — Information regarding MADP and QADP Rights if no 787s are reconfirmed
Attachment C to Letter Agreement 6-1162-AKP-110R3 (Model 777)
QADP Rights Aircraft Delivery Quarters and Exercise Dates
(if no 787s are reconfirmed)
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1980	SA No. 20	Page 1 of 1